FIRST INVESTORS SERIES FUND II, INC.
                        Supplement dated October 28, 1997
                      to Prospectus dated February 28, 1997


     The Board of Directors ("Board of Directors") of First Investors Series Fund II, Inc. ("Series Fund II") recently approved changing the name and certain investment policies of First Investors U.S.A. Mid-Cap Opportunity Fund (the "Fund") to eliminate the requirement that the Fund invest solely in U.S. issuers. The Fund's new name will be First Investors Mid-Cap Opportunity Fund and the Fund will be authorized to invest up to 15% of its total assets in foreign securities. The Fund's foreign investments will be limited to American Depository Receipts. These changes and certain other approved policy changes will be effective the end of December 1997 or the beginning of January 1998. The Fund will continue to invest primarily in securities issued by mid-cap companies.

     The Board of Directors also approved the termination of the Subadvisory Agreement with Wellington Management Company, LLP with respect to the Growth & Income Fund effective January 1, 1998. As of that date, the Growth & Income Fund will be managed directly by the Fund's adviser, First Investors Management Company, Inc. ("FIMCO"). The Fund will be co-managed by two FIMCO portfolio managers, Dennis T. Fitzpatrick and Kimberly Speegle. Mr. Fitzpatrick also co-manages the Blue Chip Fund of First Investors Series Fund, the Blue Chip Fund of First Investors Life Series Fund and the Blue Chip Fund of Executive Investors Trust. Mr. Fitzpatrick joined FIMCO in October 1995 as a Large Cap Analyst. From July 1995 to October 1995, Mr. Fitzpatrick was a Regional Surety Manager at United States Fidelity & Guaranty Co. and from 1988 to 1995 he was Northeast Surety Manager at American International Group. Ms. Speegle joined FIMCO in August 1997 as an Assistant Portfolio Manager. From March 1997 to August 1997, Ms. Speegle was an Investment Analyst at Sage Asset Management and from 1992 to 1995 she was a Portfolio Manager for the Clark Family.

     The following replaces the second sentence under "Systematic Investing" on page 16:

You may also elect to invest in Class A or Class B shares of a Fund at net asset value all the cash distributions or Systematic Withdrawal Plan payments from the same class of shares of an existing account in another Eligible Fund.



FISFP697